Directors and Senior Management	12 Months Ended
Dec. 31, 2018
Text Block1 [Abstract]
Directors and Senior Management

27 DIRECTORS AND SENIOR MANAGEMENT

.
Remuneration of Directors of the Company	$ million
	2018	2017	2016
Emoluments	12	11	10
Value of released awards under long-term incentive plans	20	5	8
Employer contributions to pension plans	1	1	1

Emoluments comprise salaries and fees, annual bonuses (for the period for which performance is assessed) and other benefits. The value of released awards under long-term incentive plans for the period is in respect of the performance period ending in that year. In 2018, retirement benefits were accrued in respect of qualifying services under defined benefit plans by two Directors.

Further information on the remuneration of the Directors can be found in the Directors’ Remuneration Report on pages 119-147.

Directors and Senior Management expense	$ million
	2018	2017	2016
Short-term benefits	26	23	21
Retirement benefits	3	3	3
Share-based compensation	14	17	15
Termination and related amounts	—	3	4
Total	43	46	43

Directors and Senior Management comprise members of the Executive Committee and the Non-executive Directors of the Company.

Short-term benefits comprise salaries and fees, annual bonuses delivered in cash and shares (for the period for which performance is assessed), other benefits and employer social security contributions. Prior to 2017, these included the 50% of annual bonuses delivered in cash, and share-based compensation included the appropriate proportion of the deferred element (under the Deferred Bonus Plan). Following shareholder approval at the 2017 AGM, the Deferred Bonus Plan has been removed and 50% of the bonus is delivered in shares subject to a three-year holding period.